                       SECURITIES AND EXCHANGE COMMISSION

                              450 FIFTH STREET, NW
                              WASHINGTON, DC  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 28, 1996
                        (DATE OF EARLIEST EVENT REPORTED)

                          PNC MORTGAGE SECURITIES CORP.
                    AS DEPOSITOR AND MASTER SERVICER UNDER A
                         POOLING AND SERVICING AGREEMENT
                            DATED AS OF JUNE 1, 1996
                          PROVIDING FOR THE ISSUANCE OF

                                   $86,023,739

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-2

             Delaware                   33-84896       36-4090068

          (State or other            (Commission       (IRS Employer
          jurisdiction of            File Number)      Identification
          Incorporation)                                   Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS  60061

                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (708) 549-6500

Item 5.   OTHER EVENTS

DESCRIPTION OF THE CERTIFICATES AND THE MORTGAGE POOL.*

     On June 28, 1996 (the "Closing Date"), PNC Mortgage Securities Corp. (the "Company"), pursuant to a pooling and servicing agreement dated as of June 1, 1996 between the Company and First Bank National Association, as trustee, caused the Mortgage Pass-Through Certificates, Series 1996-2 to be issued (the "Certificates") which consist of the following fifteen (15) classes: (i) Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 (the "PAC Certificates"),
(ii) Class A-6 (the "Companion Certificates"), (iii) Class A-7 (the "Senior Support Certificates" and, with the PAC and Companion Certificates, the "Class A Certificates"), (iv) Class X and Class P (with the Class A and Class R Certificates, the "Senior Certificates"), (v) Class B-1, Class B-2 and Class B-3 (the "Senior Subordinate Certificates"), (vi) Class B-4 and Class B-5 (the "Junior Subordinate Certificates" and, with the Senior Subordinate Certificates, the "Class B Certificates") and (vii) Class R. Only the Senior Certificates and the Senior Subordinate Certificates (collectively, the "Offered Certificates") are offered to the public pursuant to the Company's Prospectus dated June 25, 1996 (the "Prospectus"), and Prospectus Supplement dated June 25, 1996 (the "Prospectus Supplement"). The Junior Subordinate Certificates are not offered to the public pursuant to the Prospectus and Prospectus Supplement. The Certificates evidence all the beneficial ownership interest in a trust (the "Trust") established by the Company, the assets of which consist of a pool of conventional fixed-rate one- to four-family residential Mortgage Loans with original terms to maturity of not more than 15 years (the "Mortgage Loans") deposited and master serviced by the Company, and certain other assets, as described in the Prospectus Supplement.

     The Company has caused elections to be made to treat the Trust as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. The Certificates, other than the Class R Certificates, represent ownership of REMIC "regular interests" in the Trust. The Class R Certificates represent ownership of the REMIC "residual interests" in the Trust. See "Certain Federal Income Tax Consequences" in the Prospectus Supplement and in the Prospectus.

     The Certificates evidence interests only in the Trust and are payable solely from amounts received with respect thereto.





____________________________

* Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated June 25, 1996, and Prospectus Supplement dated June 25, 1996, of PNC Mortgage Securities Corp., relating to its Mortgage Pass-Through Certificates, Series 1996-2.

     The initial Class Principal Balance, initial Remittance Rate and Last Scheduled Distribution Date for each Class of Offered Certificates is set forth in the table below:

            INITIAL CLASS               INITIAL               LAST SCHEDULED
CLASS     PRINCIPAL BALANCE      REMITTANCE RATE (1)*       DISTRIBUTION DATE
- -----     -----------------      --------------------       -----------------

Class A-1 $  38,000,000.00              6.60%               February 25, 2011
Class A-2     7,769,976.00              6.60%               February 25, 2011
Class A-3     7,894,550.00              6.60%               February 25, 2011
Class A-4     6,264,350.00              6.60%               February 25, 2011
Class A-5     2,034,000.00              6.60%               February 25, 2011
Class A-6    11,728,839.00              6.60%               February 25, 2011
Class A-7     8,187,980.00              6.60%               February 25, 2011
Class X               0.00                (2)               February 25, 2011
Class P       2,932,341.93                (3)               February 25, 2011
Class B-1       649,073.00              6.60%               February 25, 2011
Class B-2       216,358.00              6.60%               February 25, 2011
Class B-3       346,172.00              6.60%               February 25, 2011
Class R             100.00              6.60%               February 25, 2011

_________________________

(1) Interest distributed to the Offered Certificates (other than the Class P Certificates, which are not entitled to interest) on each Distribution Date will have accrued during the preceding calendar month.
(2) The initial Remittance Rate on the Class X Certificates is approximately 0.614% per annum. Thereafter, the Class X Certificates will accrue interest at a variable rate (as described in the Prospectus Supplement) on the Class X Notional Amount (as defined in the Prospectus Supplement).
(3)  The Class P Certificates are not entitled to distributions of interest.

     The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance outstanding as of June 1, 1996 (the "Cut-Off Date"), after deducting payments due on or before that date, of approximately $86,542,998.26.

     Each Mortgage Loan has a first payment date during the period from February 1988 through February 1996, inclusive, and has an original term to maturity of not more than 15 years. As of the Cut-Off Date, the Mortgage Interest Rate on each Mortgage Loan was not less than 5.500% and not more than 10.875% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Mortgage Loans was approximately 6.835% per annum.

     Each Mortgage Loan has a pass-through rate (the "Pass-Through Rate") equal to the excess, if any, of the Mortgage Interest Rate for such Mortgage Loan over the sum of the Servicing Fee and the Master Servicing Fee for such Mortgage Loan. As of the Cut-Off Date, the Pass-Through Rate for each Mortgage Loan was not less than 5.325% and not more than 10.200% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Mortgage Loans was approximately 6.603% per annum.

     All of the Mortgage Loans have principal and interest payable on the first day of each month (the "Due Date"). None of the Mortgage Loans are Buydown Loans. The latest original scheduled maturity of any Mortgage Loan is January 2011. Each of the Mortgage Loans had an original term to maturity of 15 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Mortgage Loans was approximately 146.4 months. At origination, based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately 98.1% of the Mortgage Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 1.9% of the Mortgage Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Mortgage Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination the weighted average of the Loan-to-Value Ratios of the Mortgage Loans was approximately 64.6%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Mortgage Loans was approximately 57.0%. As of the Cut-Off Date, approximately 1.9% of the Mortgage Loans were covered by Primary Insurance Policies. All of the Mortgage Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by Primary Insurance Policies. At origination, each Mortgage Loan had a principal balance of not less than $35,000 nor more than $1,320,000, and the average principal balance of the Mortgage Loans as of the Cut-Off Date was approximately
$236,456. Approximately 97.1% of the Mortgage Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, and approximately 2.9% of the Mortgage Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. None of the Mortgage Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. The aggregate principal balance of Mortgage Loans in the Mortgage Pool originated under reduced documentation programs (including certain Mortgage Loans for which verification of income and deposits was not required), which generally limits the original Loan-to-Value Ratio of the Mortgage Loan, was approximately $19,234,347, which was approximately 22.2% of the Mortgage Pool. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Mortgage Loans originated under such reduced documentation programs was approximately 50.5%.

     Approximately 18.2% of the Mortgage Loans are secured by Mortgaged Properties located in California; 12.6%, in New Jersey; 10.0% in New York; 6.7%, in Connecticut; 6.0%, in Louisiana, 5.4%, in Maryland; and no other single state contains Mortgaged Properties securing more than 5% of the Mortgage Loans. No more than 1.0% of the Mortage Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 1.7% of the Mortgage Loans are secured by Mortgaged Properties located in any other single zip code area. Approximately 78.1% of the Mortgage Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 21.9% of the Mortgage Loans were originated for the purpose of purchasing the Mortgaged Property.


     The Servicing Fee with respect to each Mortgage Loan ranges from a minimum of 0.125% to a maximum of 0.625%, with a weighted average of 0.182%. The Master Servicing Fee with respect to each Mortgage Loan is 0.50%. See "Description of Certificates-Servicing Compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Company and the servicers.

     The following tables describe additional characteristics of the Mortgage Loans as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the Cut-Off Date. Note that the sum of the percentages set forth under the heading "% of Aggregate Balance of Pool" in each of the tables that follow may not equal 100% due to rounding.

Item 7.                FINANCIAL STATEMENTS AND EXHIBITS

                       The following exhibit is furnished herewith:

                       4.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer and First Bank National Association, Trustee, dated as of June 1, 1996.

              a)  Number of loans:  366
              b)  Mortgage Interest Rates:




                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 5.500%        2  $      387,028.04       0.45 %
                 5.625%        1  $      306,535.38       0.35 %
                 5.750%        7  $    1,968,295.04       2.27 %
                 5.875%        4  $    1,260,429.16       1.46 %
                 6.000%        9  $    2,292,770.37       2.65 %
                 6.125%        9  $    2,896,045.74       3.35 %
                 6.250%       15  $    4,029,251.08       4.66 %
                 6.375%       34  $    7,845,893.31       9.07 %
                 6.500%       43  $   11,977,312.70      13.84 %
                 6.625%       31  $    8,211,239.85       9.49 %
                 6.750%       28  $    6,586,614.72       7.61 %
                 6.875%       52  $   13,089,622.45      15.12 %
                 7.000%       26  $    6,578,125.88       7.60 %
                 7.050%        1  $       77,252.75       0.09 %
                 7.125%       16  $    4,962,388.19       5.73 %
                 7.220%        1  $      199,770.48       0.23 %
                 7.250%       12  $    2,752,635.37       3.18 %
                 7.375%       15  $    2,985,781.79       3.45 %
                 7.450%        1  $      343,798.52       0.40 %
                 7.500%        7  $    1,441,980.43       1.67 %
                 7.600%        2  $      185,837.17       0.21 %
                 7.625%        4  $      548,811.61       0.63 %
                 7.650%        1  $      536,740.63       0.62 %
                 7.700%        1  $       28,738.46       0.03 %
                 7.750%        3  $    1,071,022.56       1.24 %
                 8.625%        1  $       46,147.43       0.05 %
                 9.250%        1  $       89,850.85       0.10 %
                 9.625%       20  $    1,983,945.10       2.29 %
                 9.750%       18  $    1,735,722.21       2.01 %
                10.875%        1  $      123,410.99       0.14 %
                           -----   ----------------    -----------
                TOTAL        366  $   86,542,998.26     100.00 %
                           =====   ================

          c)  Pass-Through Rates:




                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           5.251 -  5.500%  $    693,563.42     5.555%          150
           5.501 -  5.750%  $  3,228,724.20     5.799%          148
           5.751 -  6.000%  $  5,399,983.91     6.077%          149
           6.001 -  6.250%  $ 14,007,133.27     6.362%          149
           6.251 -  6.500%  $ 20,393,552.28     6.582%          146
           6.501 -  6.750%  $ 20,120,689.67     6.869%          149
           6.751 -  7.000%  $ 11,037,240.74     7.110%          149
           7.001 -  7.250%  $  5,311,883.76     7.401%          148
           7.251 -  7.500%  $  2,371,150.43     7.686%          150
           8.251 -  8.500%  $     46,147.43     8.625%          158
           8.751 -  9.000%  $     89,850.85     9.250%          160
           9.251 -  9.500%  $  3,719,667.31     9.683%          163
          10.001 - 10.250%  $    123,410.99    10.875%           79
                            ---------------    ------         ------
                            $ 86,542,998.26     6.835% *        149 *
                            ===============


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d)  Original Principal Balances:




                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS           6  $      246,760.16       0.29 %
               $ 50,001 - 75,000         22  $    1,300,093.04       1.50 %
               $ 75,001 - 100,000        33  $    2,717,125.41       3.14 %
               $100,001 - 150,000        30  $    3,445,383.83       3.98 %
               $150,001 - 200,000        13  $    2,084,828.43       2.41 %
               $200,001 - 250,000        81  $   16,400,156.37      18.95 %
               $250,001 - 300,000        73  $   17,890,948.71      20.67 %
               $300,001 - 350,000        41  $   11,640,154.99      13.45 %
               $350,001 - 400,000        15  $    5,066,134.25       5.85 %
               $400,001 - 450,000        11  $    4,188,435.12       4.84 %
               $450,001 - 500,000        14  $    5,851,562.32       6.76 %
               OVER $500,000             27  $   15,711,415.63      18.15 %
                                      ------  ----------------    ------------
               TOTAL                    366  $   86,542,998.26     100.00 %
                                      ======  ================


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $28,738.46

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $1,185,162.08

                e)  Years of initial Monthly Payment:




                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1988         1  $      123,410.99       0.14 %
                  1993       205  $   53,422,790.01      61.73 %
                  1994       127  $   29,511,798.94      34.10 %
                  1995        32  $    3,189,487.58       3.69 %
                  1996         1  $      295,510.74       0.34 %
                           ------  ----------------     ------------
                TOTAL        366  $   86,542,998.26     100.00 %
                           ======  ================

               f)  Current Loan-to-Value Ratios:




                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS    211  $   44,854,031.29      51.83 %
               60.01-70.00%      124  $   32,822,509.85      37.93 %
               70.01-75.00%       25  $    7,451,676.80       8.61 %
               75.01-80.00%        6  $    1,414,780.32       1.63 %
                               ------  ----------------     ------------
                    TOTAL        366  $   86,542,998.26     100.00 %
                               ======  ================

          g)  Types of Mortgaged Properties:




                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED    276  $   66,665,254.05      77.03 %
          DUPLEX                      5  $      460,223.64       0.53 %
          CONDOMINIUM                13  $    2,309,594.88       2.67 %
          PLANNED UNIT DEVELOPMENT   72  $   17,107,925.69      19.77 %
                                 ------  -----------------     ------------
          TOTAL                     366  $   86,542,998.26     100.00 %
                                 ======  =================

     h)  Geographic Distribution by state:




                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ALABAMA                     4  $    1,423,630.85       1.64 %
     ARIZONA                     6  $    1,517,311.95       1.75 %
     CALIFORNIA                 52  $   15,774,114.43      18.23 %
     COLORADO                    8  $    3,156,017.60       3.65 %
     CONNECTICUT                17  $    5,783,875.23       6.68 %
     DELAWARE                    4  $      950,604.68       1.10 %
     FLORIDA                    17  $    4,065,707.65       4.70 %
     GEORGIA                     7  $    1,442,656.00       1.67 %
     ILLINOIS                    9  $    2,352,901.26       2.72 %
     LOUISIANA                  21  $    5,220,621.63       6.03 %
     MAINE                       2  $      221,906.27       0.26 %
     MARYLAND                   18  $    4,679,158.69       5.41 %
     MASSACHUSETTS               7  $      914,447.94       1.06 %
     MICHIGAN                    8  $    1,691,966.80       1.96 %
     MINNESOTA                   5  $    1,505,838.12       1.74 %
     MISSOURI                    6  $    1,371,990.46       1.59 %
     NEVADA                      1  $      174,068.63       0.20 %
     NEW HAMPSHIRE               3  $      711,127.19       0.82 %
     NEW JERSEY                 53  $   10,899,580.08      12.59 %
     NEW YORK                   51  $    8,621,995.48       9.96 %
     NORTH CAROLINA              8  $    1,449,669.65       1.68 %
     OHIO                        3  $      490,181.05       0.57 %
     OKLAHOMA                    1  $      126,901.14       0.15 %
     OREGON                      2  $      535,881.89       0.62 %
     PENNSYLVANIA               20  $    4,237,400.84       4.90 %
     RHODE ISLAND                3  $      620,876.13       0.72 %
     TENNESSEE                   4  $      817,024.87       0.94 %
     TEXAS                       8  $    1,694,624.82       1.96 %
     UTAH                        2  $      364,349.47       0.42 %
     VIRGINIA                   13  $    3,191,765.72       3.69 %
     WASHINGTON                  3  $      534,801.74       0.62 %
                            ------  -----------------     ------------
                     TOTAL     366  $   86,542,998.26     100.00 %
                            ======    ===============

                 i)  Scheduled maturity years:




                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2003        7   $    1,486,266.41       1.72 %
                    2005        1   $       82,920.72       0.10 %
                    2006        1   $      269,675.25       0.31 %
                    2008      265   $   68,514,023.04      79.17 %
                    2009       64   $   13,366,115.72      15.44 %
                    2010       27   $    2,528,486.38       2.92 %
                    2011        1   $      295,510.74       0.34 %
                           ------  ------------------   ------------
                 TOTAL        366   $   86,542,998.26     100.00 %
                           ======  ==================


               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 146.4 months


               Latest scheduled maturity of any Mortgage Loan:  January, 2011

        j)  Original Terms:




                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              120               7   $   1,445,776.14       1.67 %
              156               1   $     269,675.25       0.31 %
              180             358   $  84,827,546.87      98.02 %
                           ------   ----------------     ------------
           TOTAL              366   $  86,542,998.26     100.00 %
                           ======   ================

     k)  Documentation Program Types:




                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     FULL DOCUMENTATION            237   $   67,308,651.27      77.77 %
     LIMITED DOCUMENTATION         129   $   19,234,346.99      22.23 %
                                  ------  ----------------  ------------
                       TOTAL       366   $   86,542,998.26     100.00 %
                                  ======  ================

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 28, 1996.

                                        PNC MORTGAGE SECURITIES
                                        CORP.
                                        (Registrant)

                                        By:  \s\ Thomas G. Lehmann
                                             -------------------
                                              Thomas G. Lehmann
                                              Vice President
                                              (Authorized Officer)